SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                             January 28, 2004
Date of Report   (Date of earliest event reported)

      Hershey Foods Corporation
(Exact name of registrant as specified in its charter)

                                Delaware
(State or other jurisdiction of incorporation)

1-183 (Commission File Number)	23-0691590 (IRS Employer Identification No.)

    100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (717)  534-6799

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Exhibit Index - Page 3

       INFORMATION TO BE INCLUDED IN REPORT

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated January 28, 2004

Item 12. Results of Operations and Financial Condition

        On January 28, 2004, Hershey Foods Corporation (the “Corporation”) issued a press release announcing sales and earnings for the fourth quarter and full year ended December 31, 2003. A copy of the Corporation’s press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

        The information in this Current Report, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   January 28, 2004

                 HERSHEY FOODS CORPORATION

By:   /s/ Frank Cerminara
Frank Cerminara
          Senior Vice President,
           Chief Financial Officer

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Exhibit Index - Page 3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Hershey Foods Corporation Press Release dated January 28, 2004.

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Exhibit Index - Page 3